Investor Presentation Second Quarter 2020 Dennis G. Shaffer - President & Chief Executive Officer Richard J. Dutton - Senior Vice President, Chief Operating Officer NASDAQ: CIVB Exhibit 99.1

Forward-Looking Statements. This presentation may contain forward-looking statements within the meaning of such term in federal securities law. Forward-looking statements express management’s current expectations, forecasts of future events or long-term goals, and may be based upon beliefs, expectations and assumptions of the Company’s management are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. All statements in this material speak only as of the date they are made, and we undertake no obligation to update any statement. A number of factor, many of which are beyond the ability of the Company to control or predict, could cause the actual results to differ materially from those in its forward-looking statements. Additional information regarding such risks can be found in public documents on file with the SEC, including those risks identified in “Item 1A. Risk Factors” of Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and any additional risks identified in the Company’s subsequent Form 10-Qs. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Use of Non-GAAP Financial Measures. This presentation contains certain financial information determined by methods other than in accordance with accounting principals generally accepted in the United States (“GAAP”). These non-GAAP financial measures include “Tangible Book Value per Share” , “Tangible Common Equity to Tangible Assets” and “Efficiency Ratio”. The Company believes that these non-GAAP financial measures provide both management and investors a more complete understanding of the Company’s profitability. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP Measures. Not all companies use the same calculation of these measures; therefore this presentation may not be comparable to other similarly titled measures as presented by other companies. Reconciliations of these non-GAAP measures are provided in the Appendix section of this presentation.

Contact Information Civista Bancshares, Inc.’s common shares are traded on the NASDAQ Capital Market under the symbol “CIVB.” Additional information can be found at: www.civb.com Dennis G Shaffer President & Chief Executive Officer dgshaffer@civb.com Telephone: 888.645.4121

Corporate Overview Bank founded in 1884 9th Largest Publicly Traded Commercial Bank Headquartered in Ohio Community Banking Focused Operations in 12 Ohio, 2 Indiana and 1 Kentucky Counties 35 Branches & 2 Loan Production Offices Operations in the 5 largest Ohio MSAs Franchise Poised for Acquisitions and Organic Growth Full-Service Banking Organization with Diversified Revenue Streams Commercial Banking Retail Banking Wealth Management Mortgage Banking Tax Refund Processing Corporate Overview ¹ From AB Magazine. © 2019 SourceMedia, Inc.  All rights reserved. Used under license. 1

Experienced Management Team Dennis G. Shaffer SVP & Chief Operating Officer 34 years of banking experience Joined in 2007 Richard J. Dutton SVP & Chief Lending Officer 32 years of banking experience Joined in 2016 Charles A. Parcher SVP & General Counsel 17 years of banking experience Joined in 2018 Lance A. Morrison SVP & Controller 32 years of banking experience Joined in 1988 Todd A. Michel SVP & Chief Risk Officer 24 years of banking experience Joined in 2013 John A. Betts SVP & Chief Credit Officer 35 years of banking experience Joined in 2010 Paul J. Stark Donna M. Jaskolski SVP & Customer Experience Officer 18 years of banking experience Joined in 2017 CEO & President President, Civista Bank 34 years of banking experience Joined in 2009

$380 million in loans $569 million in deposits 9 locations ~39% deposit market share in our markets Branch Footprint Source: S&P Global Market Intelligence, FDIC. Deposit market share information as of June 30, 2019. Sandusky / Norwalk / Port Clinton $452 million in loans $828 million in deposits 9 locations #1 deposit market share in Sandusky, Ohio with ~48% market share North Central Ohio $69 million in loans $196 million in deposits 7 locations ~ 34% deposit share in our markets $410 million in loans $276 million in deposits 7 locations 21% deposit market share in the rural markets West Central Ohio Greater Dayton, Ohio $143 million in loans $102 million in deposits 3 locations Southeastern Indiana/Cincinnati Akron / Cleveland, Ohio $569 million in loans $98 million in deposits 3 locations

Investment Highlights Experienced management team with a deep bench Strong capital position Community bank franchise in growth markets with an established operating model Gather attractive low-cost deposits (37 bps total cost of deposits) Generate loans in select growing markets (operations in the 5 largest MSAs in Ohio) Use of LPOs to extend our reach One Loan Production Office in Cleveland MSA (Westlake) One Loan Production Office in Cincinnati MSA (Fort Mitchell, KY) Disciplined underwriting verified with strong credit quality metrics Nonaccrual and 90 days Past Due (excluding PCI1) to Gross Loans of 0.36% as of 6/30/2020 Noninterest income enhanced by unique tax refund processing platform Continued strong returns in 2020 ROAA2: 1.20% ROAE2: 8.97% FTE NIM 3.84% Member Russell 2000 index Source: Company Management and SNL Financial. 1PCI – purchased credit impaired loans. 2 LTM

Financial Highlights Source: Company Management and SNL Financial. Non-GAAP reconciliation on page 24. Reported on an annualized basis.

Increasing Shareholder Value Source: Company management and SNL Financial. 1 LTM basis 2 Non-GAAP reconciliation on page 24 3 Page 26 shows 2018 ratios adjusted for merger related expenses Tangible Book Value per Share2 Diluted EPS3

Proven Acquirer & Attractive Organic Growth Source: Company Management and SNL Financial. Completed 8 acquisitions since the formation of the holding company in 1987, including the acquisition of United Community Bancorp, which closed September 14, 2018 Expanded commercial loan growth in Columbus, Cleveland, Akron and Dayton markets, and added the Cincinnati market Since year-end 2013, loan portfolios in these markets have increased from $276 million to $1 billion through Q2 2020 Low cost, locally generated deposit base Total Asset CAGR 18.4%, Total Gross Loan CAGR 16.9%, Total Deposit CAGR 16.2% Total Assets $ in 000s Total Gross Loans $ in millions Total Deposits $ in millions

Source: Company Management and SNL Financial. 2020 Peer data as of 3/31/2020, or the latest available date. Note: Comparable peers include public banks $1-$4B in Ohio and +/- 40% CIVB’s asset size in contiguous states. Deposit Mix Total Deposits: $2.1 billion 2020 Total Cost of Deposits: 0.37% 33% Noninterest Bearing Demand Deposits Split between Commercial (72%) and Retail (28%) 2020 Loan/Deposit Ratio: 97.8% Total Cost of Deposits (%) as of 3/31/2020

Source: Company Management and SNL Financial. 2020 Peer data as of 3/31/2020, or the latest available date. Note: Comparable peers include public banks $1-$4B in Ohio and +/- 40% CIVB’s asset size in contiguous states. Loan Mix Total Gross Loans: $2.0 billion 2020 Loan Yield: 4.71% Diversified Portfolio No Big Box Retail or Energy Exposure Hotel, Restaurant, Entertainment (12%), Retail (19%), Industrial (8%), Office (5%) CRE to RBC ratio: 315.8% Yield on Loans (%) as of 3/31/2020

Peer Leading FTE NIM as of 3/31/2020 Source: SNL Financial. 2020 peer data as of 3/31/2020, or the latest available date. Note: Comparable peers include public banks $1-$4B in Ohio and +/- 40% CIVB’s asset size in contiguous states.

Fee Income / Operating Efficiencies Source: Company Management. 1Reported on an annualized basis 2Page 25 shows 2018 ratios adjusted for merger related expenses Efficiency Ratio2 Noninterest Income / Average Assets1 Fee income platform Service charges on deposit accounts were $2.4 million YTD 2020 and $3.0 million YTD 2019 Mortgage Banking Gain on sale of loans, primarily mortgage loans, was $3.1 million YTD 2020 and $886 thousand YTD 2019 Swap fee income Swap fee income was $1.1 million YTD 2020 and $88 thousand YTD 2019 Continued focus on: improving efficiency; operating leverage and branch network opportunities Tax Refund Processing Platform $2.4 million YTD 2020 and $2.8 million YTD 2019

Leveraging Technology Enhance utilization of technology to leverage efficiency and improve internal and external customer experience Branch Anywhere OnBase E-Sign Digital Transformation (in process) Retail Commercial Tools to protect our systems and information FraudEYE Digital Guardian

Source: Company Management and SNL Financial. 1 LTM basis 2 Excluding PCI (purchased credit impaired loans). Strong Asset Quality Reserves / NPLs NCOs / Average Loans Loan Loss Reserves / Gross Loans NPAs & 90+PD / Assets Loan Loss Reserves / Gross Loans Nonaccrual & 90 days Past Due2 / Gross Loans

Profitability & Returns Analysis Source:Company Management and SNL Financial. LTM basis Page 26 shows 2018 ratios adjusted for merger related expenses Diluted Earnings per Share2 ROAE2 ROAA2 Net Income Available to Common Shareholders2

Strong Capital Position 1 TCE Non-GAAP reconciliation on page 24 Successfully raised $32.8 million of capital (issued 1,610,000 shares) in February 2017 Additional $104.7 million of capital (issued 4,277,430 shares) related to UCB merger in September 2018 Successfully redeemed outstanding preferred shares effective December 20, 2019 Repurchased 188,200 shares for $3.9 million at a weighted average price of $20.77, Q3 2019 Repurchased 672,000 shares for $11.4 million at a weighted average price of $16.90, YTD 2020 Authorized $13.5 million stock repurchase plan on April 21, 2020

Source: Company Management and SNL Financial. Operating Results

Compelling Investment Opportunity Strong capital position Strong credit culture and asset quality Proven acquirer Completed 8 acquisitions since the formation of the holding company in 1987, including the acquisition of United Community Bancorp, which closed on September 14, 2018 Peer leading NIM Experienced management team with an average of 28 years in banking Strategically positioned in attractive Ohio lending markets funded by low cost deposits Demonstrated strong profitability from 2015 to Q2 2020 Net Income CAGR: 24.2% TBV / Share CAGR: 12.1% LTM EPS CAGR: 10.2% 2020 Peer data as of 3/31/2020, or the latest available date. Note: Comparable peers include public banks $1-$4B in Ohio and +/- 40% CIVB’s asset size in contiguous states.

COVID-19 Programs Top Priorities: Focus on Customer’s Financial Needs and Health and Safety of Employees and Customers Assistance Programs SBA – Paycheck Protection Program Commercial Loan Payment Deferral Program Suspension of Foreclosure Program Consumer and Mortgage Payment Deferral Program Suspended Certain Account Service Charges through May, and Waived Penalties for Early Withdrawal and Other Retail Charges

COVID-19 Programs

Mortgage and Other Consumer deferrals totaled $16.6 million at June 30, 2020 and $14.1 million at September 11, 2020. 1 PPP loans for June 30, 2020 and September 11, 2020 totaled $257,567,970, and $259,096,870 respectively COVID-19 Programs Below is a summary of Commercial loans modified as a result of customers impacted by COVID-19. These modifications consisted of 90 day deferrals of principal and/or interest payments.

Non-GAAP Reconciliation

Non-GAAP Reconciliation

Non-GAAP Reconciliation

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